Exhibit 10.13

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH THREE ASTERISKS [***].

FIRST AMENDMENT TO
DATA CENTER LEASE

THIS FIRST AMENDMENT TO DATA CENTER LEASE (the “Amendment”) is made as of the 8th day of October, 2021, between TEMPLE GREEN DATA LLC, a Delaware limited liability company (the “Landlord”), whose address is [***], and RHODIUM RENEWABLES LLC, a Delaware limited liability company (“Tenant”), whose address is [***], TX [***].

RECITALS:

WHEREAS, Landlord and Tenant entered into that certain Data Center Lease dated as of August 31, 2021 and having an Effective Date of October 1, 2021 (the “Lease”), for the purpose of leasing certain real property located in [***], Texas as said property is more particularly described in said Lease; and

WHEREAS, Landlord and Tenant desire to amend the Lease in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in and for good and valuable considerations paid, the Landlord and Tenant hereby agree as follows:

1. Unless otherwise defined herein, all capitalized terms shall have the same meaning ascribed to them in the Lease.

2. The description of the Land in the Lease and attached thereto as Exhibit “C” and in Exhibit A of the Form of Memorandum of Lease attached to the Lease as Exhibit “M” is hereby amended by replacing it with the real property more particularly described on Exhibit 1 attached hereto and made a part hereof and a part of the Lease by this reference.

3. Except as modified herein, the Lease shall remain unchanged and in full force and effect.

4. Section 17.18 (Counterparts; Delivery by Facsimile or E-mail) of the Lease is hereby incorporated into this Amendment by reference, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Landlord and Tenant have caused this Amendment to be executed on the day and year first written above.

LANDLORD:

TEMPLE GREEN DATA LLC

By:	/s/ Henry Jones
Name:	Henry Jones
Title:	President
Date:	October 8, 2021

TENANT:

RHODIUM RENEWABLES LLC

By:	/s/ Cameron Blackmon
Name:	Cameron Blackmon
Title:	Authorized Signatory
Date:	October 8, 2021

Exhibit 1

Description of the Land

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